SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                 March 14, 2003

                        IMAGING TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                               17075 Via Del Campo
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 451-6120
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  2.          ACQUISITION  OF  ASSETS

Imaging Technologies Corporation ("ITEC" or the "Company") first reported the acquisition of shares of Greenland Corporation ("Greenland") and Quik Pix, Inc. ("QPI") on Form 8-K filed on January 21, 2003.

(a) On January 14, 2003, ITEC completed its acquisition all of the 19,183,390 shares of common stock of Greenland; and paid for the exercise of warrants to purchase 95,319,510 shares of Greenland common stock. The purchase price was $2,250,000 in the form of a promissory note convertible into shares of ITEC common stock, the number of which will be determined by a formula applied to the market price of the shares at the time that the promissory note is converted.

The warrants have been exercised, but are deliverable pursuant to the terms of the Closing Agreement, which details certain sales performance provisions.

The purchase price was determined through analysis of Greenland's financial reports as filed with the Securities and Exchange Commission and the potential future performance of Greenland's ExpertHR subsidiary. The total purchase price was arrived at through negotiations.

Greenland's ExpertHR subsidiary provides professional employer services (PEO) to niche markets. Greenland's Check Central subsidiary is an information technology company that has developed the Check Central Solutions' transaction processing system software and related MAXcash Automated Banking Machine (ABM kiosk designed to provide self-service check cashing and ATM-banking functionality. Greenland's common stock trades on the OTC Bulletin Board under the symbol GREENLAND.

(b) On January 14, 2003, ITEC completed its acquisition of 110,000,000 shares of common stock of QPI. The purchase price was 12,500,000 shares of ITEC restricted common stock.

     The purchase price was determined through analysis of QPI's financial condition and the potential future performance of its business operations. The total purchase price was arrived at through negotiations.

Established in 1982, QPI is a visual marketing support firm. Its principal product, Photomotion, is patented. PhotoMotion is a unique color medium that uses existing originals to create the illusion of movement and allows for three to five distinct images to be displayed with an existing light box. QPI visual marketing products are sold to a range of clientele including advertisers and their agencies.

ITEM  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS.

The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of ITEC for the six month period ended December 31, 2002 and the unaudited financial statements of Greenland for the six month period ended December 31, 2002. Greenland is a reporting company whose financial results are reported pursuant to Regulation S-B.

Pursuant to Section 210.2-02(w) of Regulation S-X, the acquisition of QPI does not meet the standard of a "significant subsidiary". Accordingly, pro-forma financial statements are not included in this report. ITEC will consolidate the financial results related to QPI in its Form 10-Q for the period ending March 31, 2003.

                   PRO FORMA STATEMENT OF FINANCIAL CONDITION
                             AS OF DECEMBER 31, 2002
                                   (unaudited)

(in thousands) . . . . . . . . . . . .  GREENLAND        ITEC              PRO FORMA       PRO FORMA
                                           (HISTORICAL)      (HISTORICAL)  ADJUSTMENT      COMBINED
                                        ---------------  ----------------  --------------  ---------------

ASSETS

   Current assets. . . . . . . . . . .  $          150   $           553   $           -   $          703
   Property and equipment, net . . . .             390               109               -              499
   Intangible assets, net (Note 1) . .             649                 -           1,215            1,864
   Other assets. . . . . . . . . . . .              18               239               -              257
                                        ---------------  ----------------  --------------  ---------------

Total assets . . . . . . . . . . . . .  $        1,207   $           901   $       1,215   $        3,323
                                        ===============  ================  ==============  ===============

LIABILITIES AND
STOCKHOLDERS' EQUITY

   Current liabilities . . . . . . . .  $        2,990   $        22,589   $           -   $       25,579
   Long-term liabilities . . . . . . .              28                 -               -               28
                                        ---------------  ----------------  --------------  ---------------

Total liabilities. . . . . . . . . . .           3,018            22,589               -           25,607
                                        ---------------  ----------------  --------------  ---------------

   Minority interest (Note 2). . . . .               -                 -               -                -

Stockholders' equity:
   Preferred stock . . . . . . . . . .               -               420               -              420
   Common stock (Note 3) . . . . . . .             468               592            (468)             592
   Common stock warrants . . . . . . .               -               475               -              475
   Additional paid-in capital (Note 3)          29,222            80,453         (29,222)          80,453
   Subscribed shares and receivable. .            (596)                -               -             (596)
   Accumulated deficit (Note 3). . . .         (30,905)         (103,628)         30,905         (103,628)
                                        ---------------  ----------------  --------------  ---------------

Total stockholders' equity . . . . . .          (1,811)          (21,688)          1,215          (22,284)

Total liabilities and stockholders'
  Equity (Note 4). . . . . . . . . . .  $        1,207   $           901   $       1,215   $        3,323
                                        ===============  ================  ==============  ===============

NOTE  1.     Recording  of  goodwill  of $1,215,000 on the purchase of Greenland
-------
shares  is  recognized as the net equity of Greenland on the date of acquisition
---

NOTE  2.     Recording of minority interest will occur upon revenue recognition.
--------

NOTE 3.     Reflects the elimination of share capital and accumulated deficit of
-------
Greenland  before  the  acquisition

NOTE 4.     On  January  14,  2003,  Imaging Technologies Corporation ("ITEC" or
-------
the "Company") completed its acquisition of all the 19,183,390 shares of common stock of Greenland Corporation ("Greenland"); and paid for the exercise of warrants to purchase 95,319,510 shares of Greenland common stock. The purchase price was $2,250,000 in the form of a promissory note convertible into shares of ITEC common stock. The number of shares will be determined by a formula applied to the market price of the shares at the time that the promissory note is converted.

                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002
                                   (unaudited)

The following unaudited Pro Forma Statements have been derived from the audited financial statements of ITEC for the twelve month period ended June 30, 2002 and the unaudited financial statements of Greenland for the twelve month period ended June 30, 2002. The unaudited Pro Forma Statements of Operations and financial conditions reflects the acquisition of ITEC (a reporting company) by Greenland (a reporting company) in an acquisition using purchase method of accounting and assumes that such acquisition was consummated as of July 1, 2001.

The unaudited Pro Forma Statement of Operations should be read in conjunction with the Financial Statements of ITEC, the Financial Statements of Greenland, and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of Greenland shares had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the footnotes below, which management believes are reasonable.

(in thousands, except per share data)  GREENLAND        ITEC            PRO FORMA          PRO FORMA
                                          (HISTORICAL)    (HISTORICAL)  ADJUSTMENT         COMBINED
                                       ---------------  --------------  -----------------  --------------

Net revenue . . . . . . . . . . . . .  $            -   $       2,052   $               -  $       2,052
Operating expenses. . . . . . . . . .           3,017          12,442                   -         15,459
                                       ---------------  --------------  -----------------  --------------
Loss from operations. . . . . . . . .          (3,017)        (10,390)                  -        (13,407)
Non-operating expense . . . . . . . .          (1,800)         (3,298)                  -         (5,098)
                                       ---------------  --------------  -----------------  --------------
Net loss before extraordinary item. .          (4,817)        (13,688)                  -        (18,505)
Extraordinary item - loss on
 settlement of debt . . . . . . . . .            (359)              -                   -           (359)
                                       ---------------  --------------  -----------------  --------------

Net loss. . . . . . . . . . . . . . .          (5,176)        (13,688)                  -        (18,864)
                                       ---------------  --------------  -----------------  --------------

Beneficial conversion feature of
  preferred stock . . . . . . . . . .            (150)              -                   -           (150)
                                       ---------------  --------------  -----------------  --------------
Comprehensive loss. . . . . . . . . .  $       (5,326)  $     (13,688)  $               -  $     (19,014)
                                       ===============  ==============  =================  ==============

Basic and diluted weighted average
number of common shares
outstanding . . . . . . . . . . . . .           5,613          12,201             115,103        132.917
                                       ===============  ==============  =================  ==============

Basic and diluted net loss per share.  $        (0.95)  $       (1.12)  $               -  $       (0.14)
                                       ===============  ==============  =================  ==============

NOTE 1. Earnings per share data shown above are applicable for both primary and fully diluted.

NOTE 2. Weighted-average number of shares outstanding for the combined entity includes all shares issued as of June 30, 2002 as if outstanding as of the beginning of the period.

NOTE 3. Weighted average number of shares outstanding for combined entity includes 21,929,365 shares of ITEC common stock, 420.5 shares of ITEC preferred stock and 115,102,900 shares of GREENLAND common stock issued upon acquisition of Greenland shares by ITEC.

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR SIX-MONTHS PERIOD ENDED DECEMBER 31, 2002
                                   (unaudited)

The following unaudited Pro Forma Statements have been derived from the unaudited financial statements of ITEC for the six month period ended December 31, 2002 and the unaudited financial statements of Greenland for the six month period ended December 31, 2002.

The unaudited Pro Forma Statements of Operations and financial conditions reflects the acquisition by ITEC (a reporting company) of Greenland (a reporting company) shares in an acquisition using the purchase method of accounting and assumes that such acquisition was consummated as of July 1, 2001.

The unaudited Pro Forma Statement of Operations should be read in conjunction with the Financial Statements of ITEC, the Financial Statements of Greenland and the Notes to the financial statements. The Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of Greenland shares had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the footnotes below, which management believes are reasonable.

(in thousands, except per share data)  GREENLAND        ITEC            PRO FORMA          PRO FORMA
                                          (HISTORICAL)    (HISTORICAL)  ADJUSTMENT         COMBINED
                                       ---------------  --------------  -----------------  --------------

Net revenue . . . . . . . . . . . . .  $            -   $         891   $               -  $         891
Operating expenses. . . . . . . . . .             766           3,165                   -          3,931
                                       ---------------  --------------  -----------------  --------------
Loss from operations. . . . . . . . .            (766)         (2,274)                  -         (3,040)
Non-operating expense . . . . . . . .             (44)           (430)                  -           (474)
                                       ---------------  --------------  -----------------  --------------
Net loss before income taxes and
 extraordinary item . . . . . . . . .            (810)         (2,704)                  -         (3,514)

Provision for income taxes. . . . . .               1               -                   -              1
                                       ---------------  --------------  -----------------  --------------
Net loss before extraordinary item. .            (811)         (2,704)                  -         (3.515)
Extraordinary item - loss on
 settlement of debt . . . . . . . . .            (125)              -                   -           (125)
                                       ---------------  --------------  -----------------  --------------

Net loss. . . . . . . . . . . . . . .  $         (936)  $      (2,704)  $               -  $      (3,640)
                                       ===============  ==============  =================  ==============

Basic and diluted weighted average
number of common shares
outstanding . . . . . . . . . . . . .           6,637          45,473             115,103        167.213
                                       ===============  ==============  =================  ==============

Basic and diluted net loss per share.  $        (0.14)  $       (0.06)  $               -  $       (0.02)
                                       ===============  ==============  =================  ==============

NOTE 1. Earnings per share data shown above are applicable for both primary and fully diluted.

NOTE 2. Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2002 as if outstanding as of the beginning of the period.

NOTE 3. Weighted average number of shares outstanding for combined entity includes 118,518,413 shares of ITEC common stock, 420.5 shares of ITEC preferred stock and 115,102,900 shares of Greenland common stock issued upon acquisition of Greenland shares by ITEC.

EXHIBITS

EXHIBIT NUMBER   DESCRIPTION
--------------   -----------

Exhibit 99.1 Secured Promissory Note in the amount of $2,250,000 issued by ITEC to Greenland, dated January 7, 2003. (Incorporated by reference to Form 8-K filed January 21, 2003.)

Exhibit 99.2 Security Agreement, dated January 7, 2003 between ITEC and Greenland. (Incorporated by reference to Form 8-K filed January 21, 2003.)

Exhibit 99.3 Agreement to Acquire Shares, dated August 9, 2002 between ITEC and Greenland. (Incorporated by reference to Form 8-K filed January 21, 2003.)

Exhibit 99.4 Closing Agreement, dated January 7, 2003 between ITEC and Greenland. (Incorporated by reference to Form 8-K filed January 21, 2003.)

Exhibit 99.5 Share Acquisition Agreement, dated June 12, 2002, between ITEC and QPIX. (Incorporated by reference to Form 8-K filed January 21, 2003.)

Exhibit 99.6 Closing Agreement, dated July 23, 2002 between ITEC and QPIX. (Incorporated by reference to Form 8-K filed January 21,2003.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March  14,  2003


IMAGING  TECHNOLOGIES  CORPORATION

By:  /S/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer